Prospectus supplement	April 28, 2011

Putnam Income Fund Prospectus dated February 28, 2011

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now solely Michael Salm, Carl Bell, Kevin Murphy and Raman Srivastava.

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